Victory Portfolios (CIK 0000802716)

This submission is being made solely to obtain a class identifier for the Class R6 shares of the following Series, which is being registered.

•                  Victory RS Partners Fund

Any questions on this submission should be directed to James De Vries, President of Victory Portfolios, telephone number 210-697-3630.